SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JULY 14, 2000
                Date of report (Date of earliest event reported)


                                 eNUCLEUS, INC.
             (Exact Name of Registrant as Specified in its Charter)


             0-14039                                     11-2714721
     (Commission File Number)              (I.R.S. Employer Identification No.)


          DELAWARE            401 NORTH MICHIGAN AVENUE, SUITE 745
(State or other jurisdiction           CHICAGO, ILLINOIS                60611
      of incorporation)    (Address of Principal Executive Offices)   (Zip Code)


                                  312/683-9000
              (Registrant's telephone number, including area code)


                                 NUCLEUS, INC.
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS

     Nucleus, Inc. changed its name to eNucleus, Inc. In connection with the name change, eNucleus will be traded under the symbol ENCS effective August 10, 2000. The new name was approved at the July 14, 2000 Annual Shareholder Meeting. Shareholders also approved the reincorporation into Delaware from Nevada

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   eNUCLEUS, INC.

                                   By: /s/ John C. Paulsen
                                       ----------------------
                                           John C. Paulsen
                                           Chairman and Chief Executive Officer

Dated: August 10, 2000

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